SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

The First Years Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-7024	04-2149581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive Avon, Massachusetts 02322-1171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 588-1220

Item 7. Financial Statements and Exhibits.
Item 12. Regulation FD Disclosure.
SIGNATURES
EX-99.1 PRESS RELEASE DATED 8-15-2003

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated August 15, 2003.

Item 12. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 15, 2003, the Registrant issued a press release to announce its quarterly dividend. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” in satisfaction of the requirements of “Item 12. Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Years Inc. (Registrant)

Date: August 15, 2003	By	/s/ John R. Beals

John R. Beals, Treasurer and Senior Vice-President- Finance (Chief Financial Officer and Chief Accounting Officer)